Pacific Select Fund NSAR 12-31-07

EXHIBIT 77Q1(e) COPIES OF ANY NEW OR AMENDED REGISTRANT
INVESTMENT ADVISORY CONTRACTS

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The following documents are included in Registrant's Form Type N1A/A,
Accession No. 0000892569-08-000060 filed on January 18, 2008, and incorporated by reference herein:


Batterymarch Financial Management, Inc. Consent to Transfer Portfolio Management Agreement

BlackRock Investment Management, LLC Amendment No. 1 to Portfolio
Management Agreement

ClearBridge Capital Advisors LLC Amendment No. 2 to Portfolio Management
Agreement

NFJ Investment Group L.P. Amendment No. 4 to Portfolio Management Agreement









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